UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2005

Intermix Media, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-26355	06-1556248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 Center Drive, Suite #300 Los Angeles, California	90045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 215-1001

(Former name or former address, if changed since last report): Not applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 14, 2005, Intermix Media, Inc. (the “Company”) issued a press release concerning developments in a previously reported civil action instituted against the Company by the New York State Attorney General. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.	Description
	99.1	Press release issued by Intermix Media, Inc. on June 14, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2005	Intermix Media, Inc.

	By:	/s/ Christopher Lipp
Christopher Lipp Sr. Vice President & General Counsel